UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2019

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-228220	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Arapahoe St. Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

MTECH ACQUISITION HOLDINGS INC. 10124 Foxhurst Court Orlando, Florida
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events

As previously reported, on June 17, 2019, MJ Freeway LLC, a Colorado limited liability company (“MJF”) and MTech Acquisition Corp., a Delaware corporation (“MTech”) announced the consummation (the “Closing”) of the business combination (the “Business Combination”) of both companies pursuant to an Agreement and Plan of Merger dated as of October 10, 2018 (as amended by the First Amendment to Agreement and Plan of Merger on April 17, 2019) by and among MTech, Akerna Corp. (the “Company” or “Akerna”), MTech Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant, MTech Company Merger Sub LLC, a Colorado limited liability company and a wholly-owned subsidiary of the Registrant, MTech Sponsor LLC, a Florida limited liability company, in the capacity as the Purchaser Representative thereunder, MJF and Jessica Billingsley (as successor to Harold Handelsman), in the capacity as the Seller Representative, following the approval of the business combination at a special meeting of the stockholders of MTech held on June 17, 2019 (the “Special Meeting”).

At the Special Meeting, holders of 4,452,042 shares of MTech common stock sold in its initial public offering exercised their right to redeem those shares for cash at a price of $10.23841733 per share, for an aggregate of approximately $45,581,863.96. Immediately after giving effect to the Business Combination (including as a result of the redemptions described above) and the issuance of an additional 901,074 shares of common stock for an aggregate purchase price of $9.2 million pursuant to subscription agreements entered into in connection with the Business Combination (the “Private Placement”), there were approximately 10,400,381 shares of common stock and warrants to purchase approximately 5,993,750 shares of common stock of Akerna issued and outstanding. Upon the Closing, MTech’s units ceased trading, and Akerna’s common stock and warrants began trading on The Nasdaq Stock Market (“Nasdaq”) under the symbols “KERN” and “KERNW,” respectively. Immediately following the Closing, the former securityholders of MJF beneficially owned approximately 62.7% of Akerna’s outstanding shares of common stock, the former securityholders of MTech beneficially owned approximately 27.7% of Akerna’s outstanding shares of common stock and the investors in the Private Placement beneficially owned approximately 9.6% of Akerna’s outstanding shares of common stock.

Jessica Billingsley, the Company’s Chief Executive Officer, and other members of the Company’s management team, will ring the closing bell at The Nasdaq Stock Market today, June 20, 2019. The closing bell ceremony will be broadcast live starting at 3:45 p.m. Eastern Time from The Nasdaq MarketSite Tower in New York City.

About the Company

The Company is a regulatory compliance technology company in the cannabis space. The cornerstones of the Company’s service offerings are MJ Platform® and Leaf Data Systems®, which are highly-versatile platforms that provide clients and government entities with a central data management system for tracking regulated cannabis products—from seed to product to shelf to customer—through the complete supply chain. The Company believes the growing cannabis industry in numerous U.S. states and other countries outside of the U.S. represents an ideal market for its technology, as states need to ensure legal compliance and the maintenance of the seed-to-sale life cycle within their states, and state-licensed operating companies need to ensure they operate within applicable state law and carefully track inventory.  The Company’s platforms and related technology offer wide ranging capabilities.  The Company integrates these capabilities into its software offerings to provide platforms that allow government regulators to engage in accurate and real-time compliance monitoring, and which provide licensed businesses with a true enterprise solution for managing their inventory and compliance.

Further, the Company believes its service offerings are built to scale nationally and internationally while providing technology compliance, monitoring and auditing products across the entire supply chain and all industry verticals of the cannabis, CBD and hemp markets. Importantly, the Company has already started serving businesses and governments globally.  The Company currently services clients in 29 of the 33 U.S. states that have legalized cannabis and 11 legalized countries. We believe these factors establish the Company as a mature, vetted solution for the coming global expansion in the industry. The Company expects to leverage its first-mover advantage and reputation among industry participants throughout the global supply chain to increase market share, including in growth markets, such as the emerging Asian markets.  According to an article in The Economist on April 4, 2019, China grows nearly half of the world’s legal hemp.  With the help of the Company’s investors, such as Khitan, LLC, of which Emery Huang, a director of the Company, and Michael Di Hao Zhang, son of the former chairman of Guizhou Xinbang Pharmaceuticals, are members, the Company will look to make inroads into the Chinese market.

Cautionary Note on Forward Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include Akerna’s ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that Akerna may be adversely affected by other economic, business, and/or competitive factors; Akerna’s ability to identify and integrate acquisitions and achieve expected synergies and operating efficiencies in connection with acquired businesses; Akerna’s ability to implement its national and international expansion plans; and other risks and uncertainties indicated from time to time in the Registration Statement on Form S-4 filed by Akerna, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by Akerna. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 20, 2019	AKERNA CORP.

	By:	/s/ Jessica Billingsley
Name: Jessica Billingsley Title: Chief Executive Officer

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